Exhibit 10.46

NOTATION OF GUARANTEE

Each of the Subsidiary Guarantors set forth below (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

The obligations of the Subsidiary Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

SUBSIDIARY GUARANTORS:

HPL HOLDINGS GP, L.L.C.

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HP HOUSTON HOLDINGS, L.P.

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL CONSOLIDATION LP

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Notation of Guarantee—Bond Offering

HPL STORAGE GP, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL ASSET HOLDINGS, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL LEASECO, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL GP, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HOUSTON PIPE LINE COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL RESOURCES COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL GAS MARKETING, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL HOUSTON PIPE LINE COMPANY, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer